Fees Summary	Sep. 27, 2024 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,455,491.73
Total Transaction Valuation	9,861,055,050.00
Total Offset Amount	0.00
Net Fee	$ 1,455,491.73